UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2022

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)
Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)
8711 River Crossing Blvd. Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (317)
808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On June 11, 2022, Duke Realty Corporation (“Duke Realty”) and Duke Realty Limited Partnership (“Duke Realty OP” and, together with Duke Realty, the “Duke Realty Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Prologis, Inc., a Maryland corporation (“Prologis”), Prologis, L.P., a Delaware limited partnership (“Prologis OP”), Compton Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis (“Prologis Merger Sub”), and Compton Merger Sub OP LLC, a Delaware limited liability company and a wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub” and, together with Prologis, Prologis OP and Prologis Merger Sub, the “Prologis Parties”).
The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, (a) Duke Realty will merge with and into Prologis Merger Sub (the “Duke Realty Merger”), with Prologis Merger Sub surviving the merger and remaining a wholly owned subsidiary of Prologis (the “Surviving Entity”), (b) thereafter, Prologis and the Surviving Entity will cause all of the outstanding equity interests of the Surviving Entity to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to Prologis and/or its subsidiaries as directed by Prologis, and (c) thereafter, Prologis OP Merger Sub will be merged with and into Duke Realty OP, with Duke Realty OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and, together with the Duke Realty Merger, the “Mergers”).
At the effective time of the Duke Realty Merger (the “Duke Realty Merger Effective Time”), each share of common stock, par value $0.01 per share, of Duke Realty (“Duke Realty Common Stock”) issued and outstanding immediately prior to the Duke Realty Merger Effective Time (other than shares of Duke Realty Common Stock owned by any of the Duke Realty Parties or any of their respective wholly owned subsidiaries and shares of Duke Realty Common Stock owned by any of the Prologis Parties or any of their respective wholly owned subsidiaries) will be automatically converted into the right to receive 0.475 (the “Exchange Ratio”) validly issued, fully paid and non-assessable
shares of common stock, par value $0.01 per share, of Prologis (“Prologis Common Stock” and such consideration, the “Merger Consideration”), together with cash in lieu of fractional shares, without interest, but subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.
At the Duke Realty Merger Effective Time, each Duke Realty equity award and deferred share account will vest in full and be canceled in exchange for a payment of the Merger Consideration with respect to each underlying share of Duke Realty Common Stock (or, in the case of awards that remain subject to performance-based vesting conditions, cash equal to the value of the Merger Consideration), less applicable taxes and withholdings. For purposes of performance-based awards that remain subject to performance-based vesting conditions, the level of achievement of such conditions will be measured in accordance with the terms of the applicable award certificate.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each LTIP Unit in Duke Realty OP will vest and be canceled in exchange for the right of the holder to receive a number of new validly issued common limited partnership interests in Prologis OP determined by first applying the relevant LTIP Conversion Factor (as defined in Duke Realty OP’s partnership agreement), and then applying the Exchange Ratio, and deducting applicable taxes and withholdings, and such holder will be admitted as a limited partner of Prologis OP following the Partnership Merger Effective Time. For purposes of performance-based LTIP Unit awards that remain subject to performance-based vesting conditions, such conditions will be measured in accordance with the terms of the applicable award agreement.
Prologis will take all action necessary to add James B. Connor, Duke Realty’s Chairman and Chief Executive Officer, to the Prologis board of directors at the Duke Realty Merger Effective Time.
The Duke Realty Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
At the Partnership Merger Effective Time, (a) the general partner interests in Duke Realty OP as of immediately prior to the Partnership Merger Effective Time will remain general partnership interests in Duke Realty OP, (b) each common partnership interest of Duke Realty OP (“Duke Realty Common OP Units”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time (other than any Duke Realty Common OP Units as described in clauses (c) and (d) below) will automatically be converted into new validly issued common limited partnership interests in Prologis OP in an amount equal to the Exchange Ratio and each holder of Duke Realty Common OP Units will be admitted as a limited partner of Prologis OP in accordance with the terms of Prologis OP’s partnership agreement, (c) each Duke Realty Common OP Unit owned by the Surviving Entity as of immediately prior to the Partnership Merger Effective Time will remain outstanding at and following the Partnership Merger Effective Time and (d) each Duke Realty Common OP Unit owned by any wholly owned subsidiary of the Surviving Entity or of Duke Realty OP, in each case, as of immediately prior to the Partnership Merger Effective Time, will be canceled and will cease to exist, and no consideration will be delivered in exchange therefor.
The consummation of the Mergers is subject to certain closing conditions, including (a) the approval of the Merger Agreement by the holders of a majority of the outstanding shares of Duke Realty Common Stock and the approval of the issuance of Prologis Common Stock in the Duke Realty Merger (the “Prologis Common Stock Issuance”) by a majority of votes of Prologis Common Stock cast on such matter, (b) the shares of Prologis Common Stock to be issued in the Duke Realty Merger will have been approved for listing on the New York Stock Exchange, (c) the Form
S-4
to be filed by Prologis to register the offer and sale of shares of Prologis Common Stock in the Duke Realty Merger being declared effective, (d) the absence of any temporary restraining order, injunction or other legal order, and no law being enacted, which would have the effect of making illegal or otherwise prohibiting the consummation of the Mergers, (e) the receipt of certain legal opinions by Prologis and Duke Realty and (f) other customary conditions specified in the Merger Agreement.
The Merger Agreement contains customary representations, warranties, agreements and covenants, including covenants providing that each of the Prologis Parties and the Duke Realty Parties will use commercially reasonable efforts to conduct their respective businesses in all material respects in the ordinary course, consistent with past practice, during the period between the execution of the Merger Agreement and the earlier of the Duke Realty Merger Effective Time or the termination of the Merger Agreement. Specifically, none of the Duke Realty Parties can take certain specified actions without Prologis’s prior written consent (not to be unreasonably withheld, delayed or conditioned), including, among other things (subject to certain exceptions) (a) issuing any shares, (b) making any loans or incurring any indebtedness, (c) settling certain litigation, (d) making capital expenditures not in accordance with Duke Realty’s capital expenditure plan or (e) taking any action, or failing to take any action, that would reasonably be expected to cause (i) Duke Realty to fail to qualify as a REIT or (ii) any Duke Realty subsidiary to cease to be treated as a partnership or disregarded entity for federal income tax purposes or a qualified REIT subsidiary, a taxable REIT subsidiary or a REIT.

Each of Prologis and Duke Realty has agreed not to make, declare or set aside any dividend or other distribution to its respective shareholders without the prior written consent of the other party, except that upon written notice to the other party, (a) Duke Realty may authorize and pay (i) quarterly distributions at a rate not in excess of $0.28 per share per quarter and (ii) the regular distributions that are required to be made in respect of the Duke Realty Common OP Units in connection with any dividends paid on the shares of Duke Realty Common Stock under Duke Realty OP’s partnership agreement and (b) Prologis may authorize and pay (i) quarterly distributions at a rate not in excess of $0.79 per share per quarter, except that Prologis’s board of directors may increase such dividend by no more than 15% (and if Prologis does make such an increase, Duke Realty will be permitted to make a corresponding increase (of not more than 15%) in its regular dividend for the same quarterly period), (ii) dividends pursuant to the terms of the Series Q Preferred Stock, par value $0.01, of Prologis and (iii) the regular distributions that are required to be made in respect of the common limited partnership interests in Prologis OP in connection with any dividends paid on the Prologis Common Stock and dividends required to be made in respect of the limited partnership interests in Prologis OP designated as “Series Q Preferred Partnership Units,” “6.25% Series T Cumulative Redeemable Preferred Partnership Units” and “Class A Convertible Common Units” under Prologis OP’s partnership agreement. In addition, Duke Realty has agreed that any quarterly dividends or distributions by the Duke Realty Parties will have the same record date and the same payment date as Prologis and the Prologis OP.
Each of Prologis and Duke Realty has agreed not to (a) solicit proposals relating to certain alternative transactions, (b) enter into discussions or negotiations or provide non-public
information in connection with any proposal for an alternative transaction from a third party or (c) approve or enter into any agreements providing for any such alternative transaction, subject to certain exceptions to permit members of each of Prologis’ and Duke Realty’s board of directors to comply with their duties as directors under applicable law. Notwithstanding these
“no-shop”
restrictions, prior to obtaining the Prologis and Duke Realty shareholder approval, under specified circumstances Prologis’ or Duke Realty’s respective board of directors may change its respective recommendation of the transaction, and Duke Realty may also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fee described below.
The Merger Agreement may be terminated under certain other circumstances, including by either Prologis or Duke Realty if the Mergers have not been consummated on or before January 11, 2023, if a final and non-appealable
order is entered enjoining or otherwise prohibiting the Mergers, if the Duke Realty shareholders shall have voted at the special meeting held to consider the approval of the Merger Agreement and the Merger Agreement is not approved, or if the Prologis shareholders shall have voted at the special meeting held to consider the approval of the Prologis Common Stock Issuance and the Prologis Common Stock Issuance is not approved.
The Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Duke Realty may be required to pay to Prologis a termination fee of $775 million, Prologis may be required to pay to Duke Realty a termination fee of $1.5 billion, or either party may be required to reimburse the other party’s transaction expenses up to an amount equal to $15 million.
The foregoing summary of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Prologis, Prologis OP, Duke Realty, Duke Realty OP or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made by the parties), may have been made for purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Prologis’s or Prologis OP’s or Duke Realty’s or Duke Realty OP’s public disclosures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 11, 2022, Duke Realty’s board of directors approved an amendment to the Fifth Amended and Restated Bylaws of Duke Realty (the “Bylaw Amendment”), which became effective immediately. The Bylaw Amendment adds a new Article IX, which designates the circuit or superior courts of the State of Indiana located in Marion County, Indiana (or, if such courts lack jurisdiction, the United States District Court for the Southern District of Indiana, Indianapolis Division) as the sole and exclusive forum for certain legal actions, unless Duke Realty consents in writing to the selection of an alternative forum.
The foregoing summary of the Bylaw Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Bylaw Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On June 13, 2022, Prologis and Duke Realty issued a joint press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of June 11, 2022, by and among Prologis, Inc., Prologis, L.P., Compton Merger Sub LLC, Compton Merger Sub OP LLC, Duke Realty Corporation and Duke Realty Limited Partnership.*

3.1	Amendment to the Fifth Amended and Restated Bylaws of Duke Realty Corporation.

99.1	Press Release of Prologis, Inc. and Duke Realty Corporation, dated June 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Duke Realty agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.
Forward-Looking Statements
The statements in this communication that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which Prologis and Duke Realty operate as well as beliefs and assumptions of Prologis and Duke Realty. Such statements involve uncertainties that could significantly impact Prologis’ or Duke Realty’s financial results. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” and “estimates,” including variations of such words and similar expressions, are intended to identify such forward-looking statements, which generally are not historical in nature. All statements that address operating performance, events or developments that Prologis or Duke Realty expects or anticipates will occur in the future — including statements relating to any possible transaction between Prologis and Duke Realty, rent and occupancy growth, acquisition and development activity, contribution and disposition activity, general conditions in the geographic areas where Prologis or Duke Realty operate, Prologis’ and Duke Realty’s respective debt, capital structure and financial position, Prologis’ and Duke Realty’s respective ability to earn revenues from co-investment
ventures, form new
co-investment
ventures and the availability of capital in existing or new
co-investment
ventures — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Prologis and Duke Realty believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither Prologis nor Duke Realty can give assurance that its expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) Prologis’ and Duke Realty’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (iii) risks related to diverting the attention of Prologis and Duke Realty management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that Duke Realty’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of Prologis and Duke Realty to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the Prologis common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) national, international, regional and local economic and political climates and conditions; (xiii) changes in global financial markets, interest rates and foreign currency exchange rates; (xiv) increased or unanticipated competition for Prologis’ or Duke Realty’s properties; (xv) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xvi) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xvii) availability of financing and capital, the levels of debt that Prologis and Duke Realty maintain and their credit ratings; (xviii) risks related to Prologis’ and Duke Realty’s investments in co-investment
ventures, including Prologis’ and Duke Realty’s ability to establish new co-investment
ventures; (xix) risks of doing business internationally, including currency risks; (xx) environmental uncertainties, including risks of natural disasters; (xxi) risks related to the coronavirus pandemic; and (xxii) those additional factors discussed under Part I, Item 1A. Risk Factors in Prologis’ and Duke Realty’s respective Annual Reports on Form
10-K
for the year ended December 31, 2021. Neither Prologis nor Duke Realty undertakes any duty to update any forward-looking statements appearing in this communication except as may be required by law.
Additional Information
In connection with the proposed transaction, Prologis will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form
S-4
(“Form
S-4”),
which will include a document that serves as a prospectus of Prologis and a joint proxy statement of Prologis and Duke Realty (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM
S-4
AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to Prologis’ and Duke Realty’s shareholders. Investors and security holders will be able to obtain the Form
S-4
and the joint proxy statement/prospectus free of charge from the SEC’s website or from Prologis or Duke Realty. The documents filed by Prologis with the SEC may be obtained free of charge at Prologis’ website at the SEC Filings section of www.ir.prologis.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Prologis by requesting them from Investor Relations by mail at Pier 1, Bay 1, San Francisco, CA 94111. The documents filed by Duke Realty with the SEC may be obtained free of charge at Duke Realty’s website at the SEC Filings section of http://investor.dukerealty.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Duke Realty by requesting them from Investor Relations by mail at 8711 River Crossing Blvd. Indianapolis, IN 46240.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation
Prologis and Duke Realty and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about Prologis’ directors and executive officers is available in Prologis’ Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 25, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form
8-K/A
filed with the SEC on April 5, 2022. Information about Duke Realty’s directors and executive officers is available in Duke Realty’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2021, its proxy statement dated March 2, 2022, for its 2022 Annual Meeting of Shareholders and its Current Report on Form
8-K
filed with the SEC on April 27, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Prologis or Duke Realty as indicated above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By: /s/ ANN C. DEE
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary
Dated: June 13, 2022